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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 24, 2001

                         AmeriSource Health Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                      0-20485                 23-2546940
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation or                                     Identification No.)
        Organization)

                                 ---------------

                          1300 Morris Drive, Suite 100
                      Chesterbrook, Pennsylvania 19087-5594
                                (610) 727-7000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                 ---------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

     On August 24, 2001, AmeriSource Health Corporation announced that the Federal Trade Commission has closed its investigation of the proposed AmeriSource and Bergen Brunswig Corporation merger. As a result, the FTC has terminated the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     (c) Exhibits.

         99.1 Press Release dated August 24, 2001
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERISOURCE HEALTH CORPORATION



Date: August 24, 2001              By: /s/ William D. Sprague
                                       ----------------------
                                       Name:  William D. Sprague
                                       Title: Vice President, General Counsel
                                              and Secretary
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                                  EXHIBIT INDEX


Number         Exhibit

99.1           Press Release dated August 24, 2001.